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                                                                   EXHIBIT 10.25


                               TEMPLE-INLAND INC.
                         RESTRICTED STOCK UNIT AGREEMENT


                           EMPLOYEE:
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                         AWARD DATE:
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   NUMBER OF RESTRICTED STOCK UNITS:
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                       VESTING DATE:
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                     HOLDING PERIOD:
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         This Agreement is entered into between TEMPLE-INLAND INC., a Delaware corporation ("Temple-Inland") and the Employee named above, and is an integral and inseparable term of Employee's employment as an employee of Temple-Inland or an Affiliate. In consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, Temple-Inland and the Employee hereby agree as follows:

         1. This Agreement and the award hereunder is subject to all the restrictions, terms and provisions of the Temple-Inland Inc. 2003 Stock Incentive Plan and of the Temple-Inland Standard Terms and Conditions for Restricted Stock Units dated February 6, 2004 (together, the "Plan") which are herein incorporated by reference and with which the Employee hereby agrees. Terms used in this Agreement that are not otherwise defined herein shall have the same meaning as set forth in the Plan.

         2. For the purpose set forth in the Plan, and subject to the restrictions, terms and conditions of the Plan and this Agreement, Temple-Inland hereby awards to the Employee the number of shares of Restricted Stock Units stated above (the "Restricted Stock Units"). Except as otherwise provided by the Plan or this Agreement, the Vesting Period for the Restricted Stock Units awarded hereunder shall be the period commencing on the Award Date and ending at the close of business on the Vesting Date stated above.

         3. The Restricted Stock Units will be represented by a book entry credited in the name of the Employee. The Employee will not have the right to vote the Restricted Stock Units, but will receive a credit to his or her account equal to the amount of all regular cash dividends payable to holders of Common Stock of record on and after the issuance of the Restricted Stock Units until the distribution or forfeiture thereof or the termination of the Plan, whichever is earlier.

         4. Except as otherwise provided in the Plan, the vesting of the Restricted Stock Units shall occur only if the Employee on the Vesting Date has continuously been an employee of Temple-Inland or an Affiliate since the date of this Agreement. Subject to the other terms and provisions of the Plan and this Agreement, upon the expiration of the Vesting Period, the total number of Restricted Stock Units shall become vested; provided, however, that the Employee agrees not to sell such Restricted Stock Units or the shares of Common Stock they represent for an additional Holding Period as specified above. Any Restricted Stock Units which shall not have so vested on the Vesting Date shall be forfeited to Temple-Inland, and the Employee shall not thereafter have any rights (including dividend and voting rights), powers or privileges with respect to the Restricted Stock Units so forfeited. The Employee agrees that any federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock Units or the dividends credited thereon shall be withheld from the Employee's account and applied to the satisfaction of such taxes. Temple-Inland will issue and deliver to the Employee stock certificates or instruments representing the vested securities (or balance thereof after withholding) on the Payment Date.

         5. Nothing in the Plan or this Agreement shall be construed to give the Employee any right to be awarded any additional Restricted Stock Units other than in the sole discretion of the Committee or to confer on the Employee any right to continue in the employ of Temple-Inland or any of its Affiliates or to interfere in any way with the right of Temple-Inland or an Affiliate to terminate the employment of the Employee at any time, with or without cause, notwithstanding the possibility that the Restricted Stock Units may thereby be forfeited entirely. The Employee agrees that the award of the Restricted Stock Units hereunder is special incentive compensation and that it will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement or profit-sharing plan of Temple-Inland or any of its Affiliates. In addition, the Employee agrees that such award will not be taken into account in determining the amount of any life insurance coverage, short or long-term disability coverage, or any other pay-based benefits provided by Temple-Inland or its Affiliates.

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         6. No right or benefit under the Plan or this Agreement shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit under the Plan or this Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. If any Employee or beneficiary under the Plan or this Agreement should become bankrupt or attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge any right or benefit under the Plan or this Agreement, then such right or benefit shall, in the discretion of the Committee, cease and terminate, and in such event, the Committee in its discretion may hold or apply the same or any part thereof for the benefit of the Employee or his or her beneficiary, spouse, children or other dependents, or any of them, in such manner and in such proportion as the Committee may deem proper.

         7. The Employee and Temple-Inland agree that this Agreement arises out of, and is inseparable from, the Employee's employment with Temple-Inland or any of its Affiliates. The Employee and Temple-Inland further agree to final and binding arbitration as the exclusive forum for resolution of any dispute of any nature whatsoever, whether initiated by the Employee or Temple-Inland, arising out of, related to, or connected with Employee's employment with, or termination by, Temple-Inland or any of its Affiliates. This includes, without limitation, any dispute arising out of the application, interpretation, enforcement, or claimed breach of this Agreement. The only exceptions to the scope of this arbitration provision are claims arising under any written agreement between the Employee and Temple-Inland or its Affiliate that expressly provides that such claims are not subject to binding arbitration. Arbitration under this provision shall be conducted under the employment dispute rules and procedures of either the American Arbitration Association or of JAMS/Endispute, according to the preference of the party initiating such arbitration. Appeal from, or confirmation of, any arbitration award under this paragraph may be made to any court of competent jurisdiction under standards applicable to appeal or confirmation of arbitration awards under the Federal Arbitration Act. This arbitration provision and related proceedings shall be subject to and governed by the Federal Arbitration Act.

         8. The Committee may from time to time modify or amend this Agreement in accordance with the provisions of the Plan. In the event of an inconsistency between any provision of the Plan and this Agreement, the terms of the Plan shall control. This Agreement shall be binding upon and inure to the benefit of Temple-Inland and its successors and assigns and shall be binding upon and inure to the benefit of the Employee and his or her legatees, distributees and personal representatives. Appeal from, or confirmation of, any arbitration award under this paragraph may be made to any court of competent jurisdiction under standards applicable to appeal or confirmation of arbitration awards generally. This Agreement is effective as of the Grant Date, but shall expire sixty (60) days after the Grant Date if the Employee (or his or her agent or attorney) does not execute and deliver a copy of this Agreement to Temple-Inland on or prior to that date. This Agreement shall be governed by and construed in accord with federal law, where applicable, and otherwise with the laws of the State of Texas.

         IN WITNESS WHEREOF, Temple-Inland has caused this Agreement to be duly executed by its officer thereunto duly authorized, and the Employee has hereunto set his or her hand, all as of the Award Date stated above.

TEMPLE-INLAND INC.



BY:  -------------------------------    ---------------------------------------
     LESLIE K. O'NEAL, SECRETARY        OFFICER NAME